Exhibit 10.1
PURCHASE AGREEMENT
     THIS PURCHASE AGREEMENT is made and entered into as of May 25, 2006, among Montpelier Re Holdings Ltd., a Bermuda company (the “Company”), WLR Recovery Fund II, L.P. and WLR Recovery Fund III, L.P. (each, a “Purchaser” and collectively, the “Purchasers”).
     1. Authorization and Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the issuance and sale of 3,448,276 common shares (the “Tranche A Shares”), par value 1/6 cent per share (the “Common Shares”), and an additional 3,448,276 Common Shares, subject to adjustment as provided in Section 6(q) hereof (the “Tranche B Shares,” and, together with the Tranche A Shares, the “Shares”).
     2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company hereby agrees to sell to each Purchaser, and such Purchaser agrees to purchase from the Company, the number of Shares set forth on such Purchaser’s signature page hereto at the aggregate purchase price set forth on such signature page (the “Tranche A Purchase Price” and, subject to adjustment as provided in Section 6(q) hereof, the “Tranche B Purchase Price,” and together, “Purchase Price”).
     3. Payment and Delivery. Payment for the Tranche A Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of a certificate representing such Shares or a certified copy of the Company’s share register containing the relevant entry in respect of the Tranche A Shares (such payment and delivery hereinafter referred to as the “Tranche A Closing”) at 10:00 a.m., New York City time, on June 1, 2006, or at such other time on the same or such other date, as shall be agreed by the Company and the Purchasers. The time and date of such payment are hereinafter referred to as the “Tranche A Closing Date.” Payment for the Tranche B Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of a certificate representing such Shares or a certified copy of the Company’s share register containing the relevant entry in respect of the Tranche B Shares (such payment and delivery hereinafter referred to as the “Tranche B Closing”) at 10:00 a.m., New York City time, on the first business day after the condition in Section 5(d) hereto has been satisfied, or at such other time on the same or such other date, not later than three business days after such condition has been satisfied, as shall be agreed by the Company and the Purchasers; provided that, if the waiting period under the HSR Act (as defined below) is early terminated, the Purchasers will use reasonable efforts to close promptly but can defer the Tranche B Closing for a period up to ten business days after the date of such early termination. The time and date of such payment are hereinafter referred to as the “Tranche B Closing Date.”
     Certificates for the Shares shall be registered in the names of the Purchasers or if so indicated on the signature page hereto, in the name of a nominee designated by the Purchasers. The certificates evidencing the Shares shall be delivered to the Purchasers on the applicable Closing Date, with any transfer taxes payable in connection with the transfer of such Shares to the Purchaser duly paid by the Company, against payment of the Purchase Price therefor.
     4. Conditions to the Company’s Obligations. The Company’s obligation to issue and sell the Shares to the Purchasers on the applicable Closing Date is subject to the following conditions:
     (a) Receipt by the Company of Federal or other immediately available funds in the full amount of the Purchase Price that is allocable to the Shares being transferred on such Closing Date;
     (b) accuracy of the representations and warranties made by the Purchasers and the fulfillment in all material respects of those undertakings of the Purchasers to be fulfilled prior to the date of such Closing; and
     (c) With respect to the Tranche B Closing only, the waiting period applicable to the sale of the Tranche B Shares under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and regulations promulgated thereunder (including 16 C.F.R. Sec. 802.9) (the “HSR Act”) shall have expired or been terminated prior to the Tranche B Closing Date.
     5. Conditions to the Purchasers’ Obligations. The obligations of the Purchasers to purchase and pay for the Shares on the applicable Closing Date are subject to the following conditions:
     (a) The Purchasers shall have received a certificate, dated the date of such Closing and signed by an executive officer of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of such date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the such date. The officer signing and delivering such certificate may rely, with respect to the threatened matters referred to in Section 6(k), upon the best of his or her knowledge.
     (b) The Purchasers shall have received an opinion of Conyers Dill & Pearman, special Bermuda counsel for the Company, dated the date of such Closing, substantially in the form set forth in Exhibit A and otherwise reasonably acceptable to the Purchasers, as to matters (A) through (E), and an opinion of Davis Polk & Wardwell, outside counsel for the Company, dated the date of such Closing, substantially in the form set forth in Exhibit A and otherwise reasonably acceptable to the Purchasers, as to matters (F) and (G). Such opinions shall be rendered to the Purchasers at the request of the Company and shall so state therein.
     (c) The Purchasers shall have received such closing documents in form and substance as are customary for transactions of this nature.
     (d) With respect to the Tranche B Closing only, the waiting period applicable to the sale of the Tranche B Shares under the HSR Act shall have expired or been terminated prior to the Tranche B Closing Date.
     6. Representations, Warranties and Covenants of the Company. The Company represents and warrants to, and covenants with, the Purchasers that as of the date of this Agreement and as of each Closing Date:
     (a) The Company has filed with the Securities and Exchange Commission (the “Commission”) all documents required to be filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable rules and regulations of the Commission thereunder during the 12 months preceding the date of this Agreement. The following documents (collectively, the “Exchange Act Documents”) complied when filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder:
               (i) Annual Report on Form 10-K for the year ended December 31, 2005;
               (ii) Quarterly Report on Form 10-Q for the quarter ended March 31, 2006; and
               (iii) All other documents, if any, filed by the Company with the Commission since December 31, 2005.
     (b) The Company has been duly organized or formed and is validly existing in good standing as an exempted company under the laws of the jurisdiction of its organization or formation, with full power and authority to own its property and to conduct its business as currently conducted and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.
     (c) The information contained in the Exchange Act Documents, taken as a whole and as amended to the date hereof, does not as of the date hereof contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (d) Montpelier Reinsurance Ltd. (“Montpelier Re”) and Montpelier Marketing Services (UK) Ltd. (the “Designated Subsidiaries”) have been duly organized or formed and are validly existing in good standing (including, in the case of Montpelier Re, as an exempted company) under the laws of the jurisdictions of their incorporation or formation, with full power and authority to own their property and to conduct their business as currently conducted and are duly qualified to transact business and are in good standing in each jurisdiction in which the conduct of their business or their ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole; all of the outstanding common shares of each Designated Subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.
     (e) This Agreement has been and, on or prior to the Tranche A Closing Date the Registration Rights Agreement will have been, duly authorized, executed and delivered by the Company, and constitute, or will constitute, the valid and binding obligations of the Company, enforceable against the Company in accordance with the terms thereof, except to the extent such rights and indemnities are limited by applicable law.
     (f) The authorized share capital of the Company conforms in all material respects to the description thereof contained in the Exchange Act Documents.
     (g) The outstanding common shares of the Company have been duly authorized and validly issued, and are fully paid and non-assessable.
     (h) The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.
     (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the Registration Rights Agreement will not contravene (i) the memorandum of association or the amended and restated bye-laws of the Company, (ii) any provision of any agreement or other instrument binding upon the Company or any of the Designated Subsidiaries that is material to the Company and the Designated Subsidiaries, taken as a whole, except such as have been duly waived or otherwise satisfied, or (iii) any provision of applicable law, judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or the Designated Subsidiaries, except as would not have, individually or in the aggregate, a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement and the Registration Rights Agreement, except such as may be required by the securities or Blue Sky or insurance securities laws of the various states or foreign jurisdictions in connection with the offer and sale of the Shares and by Federal and state securities laws with respect to the Company’s obligations under the Registration Rights Agreement and such as have been obtained.
     (j) Except as disclosed in the Exchange Act Documents, there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its consolidated subsidiaries, taken as a whole, since March 31, 2006.
     (k) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its Designated Subsidiaries is a party or to which any of the properties of the Company or any of its Designated Subsidiaries is subject, other than proceedings accurately described in all material respects in the Exchange Act Documents, that would reasonably be expected to have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.
     (l) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof will not be, required to register as, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

     (m) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), an “Affiliate”) of the Company has, directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Shares in a manner that would require the registration under the Securities Act of the Shares; or (ii) offered, solicited offers to buy or sold the Shares by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and neither the Company nor any Affiliate of the Company will engage in any of the actions described in clauses (i) and (ii) of this paragraph.
     (n) Subject to the accuracy of each Purchaser’s representations herein, it is not necessary in connection with the offer, sale and delivery of the Shares to the Purchasers in the manner contemplated by this Agreement to register the Shares under the Securities Act.
     (o) The Company shall, as soon as practicable following the execution of this Agreement, but in no event later than the second business day after the date of this Agreement, publicly disclose the sale of Shares pursuant to this Agreement to the extent required by the Exchange Act and the applicable rules and regulations of the Commission thereunder.
     (p) The Company covenants that it shall use its best efforts to make, as promptly as practicable, an appropriate filing of a HSR Notification and Report Form pursuant to the HSR Act with respect to the sale of the Tranche B Shares contemplated hereby, to seek early termination of such waiting period under the HSR Act and, except with the prior written consent of the Purchasers, not to extend any waiting period under the HSR Act or to enter into any agreement with the U.S. Federal Trade Commission or the Antitrust Division of the U.S. Department of Justice not to consummate the sale of the Tranche B Shares contemplated hereby.
     (q) In the event the Company makes an underwritten public offering of its Common Shares, including, for the sake of clarity, an underwritten public offering relating to a “variable forward transaction” or similar transaction, at a per share purchase price to the public (the “Public Purchase Price”) below $14.50 as disclosed on the cover page of a prospectus filed under Rule 424(b) of the Securities Act of 1933, as amended, at any time prior to the Tranche B Closing, the Company will, at its option, either (A) offer or cause to be offered to the Purchasers the right to purchase any or all such Common Shares at a per share price equal to the Public Purchase Price (the “Right of First Refusal”), or (B) at its option, the Company will either (x) sell to each Purchaser on the Tranche B Closing Date its allocable portion of an aggregate number of Shares equal to the Tranche B Purchase Price divided by the Public Purchase Price, or (y) sell the Tranche B Shares to the Purchasers at an aggregate purchase price equal to the aggregate number of Tranche B Shares multiplied by the Public Purchase Price. In the event that the Company elects to offer the Purchasers the Right of First Refusal, the Purchasers shall remain obligated to purchase the Tranche B Shares at the Tranche B Purchase Price.
     (r) On or prior to the Tranche A Closing Date, the Company will have entered into a Registration Rights Agreement in the form of Exhibit B hereto (the “Registration Rights Agreement”).
     7. Representations, Warranties and Covenants of the Purchasers.
Each Purchaser represents and warrants to, and covenants with, the Company that:
     (a) The Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a “QIB”) and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares. The Purchaser is experienced in evaluating companies such as the Company. At no time was the Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or, to the Purchaser’s knowledge, any other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.
     (b) The Purchaser is acquiring the number of Shares set forth on the signature page hereto in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares, other than as contemplated in the Registration Rights Agreement.
     (c) The Purchaser will not, directly or indirectly, offer, sell, charge, pledge, transfer or otherwise dispose of (or solicit offers to buy, purchase or otherwise acquire or take a pledge of or charge over) any of the Shares, except in compliance with the Securities Act and the applicable rules and regulations of the Commission thereunder.
     (d) The Purchaser will have, on or prior to the Closing Date, furnished to the Company a fully completed Securityholder Questionnaire attached as Appendix I hereto and all of the information contained therein will be true and correct as of such date and as of the Closing Date.
     (e) The Purchaser will notify the Company immediately of any change in any such information until such time as the Purchaser has sold all of its Shares or until the Company is no longer required to keep the Registration Statement (defined below) effective.
     (f) The Purchaser will not make any sale of the Shares without complying with the provisions of this Agreement and without causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Purchaser acknowledges that the certificates evidencing the Shares will be imprinted with a legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares):
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT UNTIL THE PASSAGE OF TWO YEARS FROM JUNE 1, 2006, UNLESS THE SECURITIES ARE OTHERWISE SOLD, TRANSFERRED OR ASSIGNED IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS, AND THE COMPANY RECEIVES AN OPINION OF COUNSEL AS TO THE EXEMPTION FROM REGISTRATION OF SUCH SALE, TRANSFER OR ASSIGNMENT.”
The Purchaser acknowledges that there may occasionally be times when the Company determines that it must suspend the use of the prospectus forming part of the Registration Statement, as set forth in the Registration Rights Agreement.
     (g) The Purchaser will notify the Company promptly of any sale of its Shares, other than sales pursuant to a Registration Statement contemplated in the Registration Rights Agreement, and the Purchaser will furnish any information reasonably requested by the Company, including an opinion of counsel reasonably satisfactory to the Company, to evidence the exemption from the registration requirements of the Securities Act, the applicable rules and regulations of the Commission thereunder, and state securities laws, in reliance upon which such sales have been made.

     (h) This Agreement has been duly authorized, executed and delivered by the Purchaser.
     (i) The Purchaser will not, prior to August 1, 2006, sell, offer to sell, solicit offers to buy, dispose of, loan, charge, pledge or grant any right with respect to (collectively, a “Disposition”), the Common Shares, nor will the Purchaser engage in any hedging or other transaction which is designed or could reasonably be expected to lead to or result in a Disposition of Common Shares by the Purchaser or any person or entity. Such prohibited hedging or other transaction would include, without limitation, effecting any short sale or having in effect a short position (whether such short sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Common Shares or with respect to any security (other than a broad-based market basket or index) that includes or derives any significant part of its value from the Common Shares. In the event the Company effects a registered offering or a Rule 144A offering of its Common Shares, or securities exchangeable for or convertible into its Common Shares, the Purchaser will not engage in a Disposition of its Common Shares, nor will the Purchaser engage in any hedging or other transaction which is designed or could reasonably be expected to lead to or result in a Disposition of Common Shares by the Purchaser or any person or entity for the same period of time that the Company agrees not to effect such Disposition.
     (j) The Purchaser will hold in confidence all information concerning this Agreement and the placement of shares hereunder and under any other Agreements until the Company has made a public announcement concerning this Agreement, or this Agreement is terminated. Purchaser acknowledges that for purposes of the foregoing, “hold in confidence” shall include not trading securities of the Company.
     (k) The Purchaser covenants that it shall use its best efforts to make, as promptly as practicable, an appropriate filing of a HSR Notification and Report Form pursuant to the HSR Act with respect to the sale of the Tranche B Shares contemplated hereby, to seek early termination of such waiting period under the HSR Act and, except with the prior written consent of the Company, not to extend any waiting period under the HSR Act or to enter into any agreement with the U.S. Federal Trade Commission or the Antitrust Division of the U.S. Department of Justice not to consummate the sale of the Tranche B Shares contemplated hereby.

     (l) The Purchaser represents that, to its knowledge, after giving effect to the sale and purchase of Shares pursuant to this Agreement, neither it nor any Purchaser Affiliate will be a “United States shareholder” of the Company within the meaning of Section 951(b) of the Internal Revenue Code of 1986, as amended.
     (m) The Purchaser represents that, to its knowledge, neither it nor any Purchaser Affiliate is a direct or indirect insured with respect to a policy of insurance or reinsurance issued by Montpelier Re, within the meaning of Section 953(c)(2) of the Internal Revenue Code of 1986, as amended.
     (n) On or prior to the Tranche A Closing Date, the Purchasers will have entered into the Registration Rights Agreement.
     8. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier, (iii) one (1) business day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:
     (a) if to the Purchasers, at its address on the signature page hereto;
     (b) if to the Company, to:
Montpelier Re Holdings Ltd.
8 Par-La-Ville Road
P.O. Box HM 2079
Hamilton, HM HX
Bermuda
Attn: General Counsel
Fax: 441-296-4358
or to such other address as such person may have furnished to the other persons identified in this Section 8 in writing in accordance herewith.
     9. Severability. If any term provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.
     10. Modification; Amendment. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented unless pursuant to an instrument in writing signed by the Company and the Purchasers.
     11. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein. Except as provided in this Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such matters. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such matters. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement.
     12. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
     13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York
     14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.
     15. Consent to Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in the United States District Court for the Southern District of New York or any other New York State court sitting in New York City, and each of the parties hereby consents to the non-exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 8 shall be deemed effective service of process on such party.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

WLR Recovery Fund II, L.P.
By:	WLR Recovery Associates II LLC

By:	/s/ Wilbur L. Ross, Jr.

Name: Wilbur L. Ross, Jr. Title: Managing Member

Address: 600 Lexington Avenue, 19th Floor New York, NY 10022

Per Share Purchase Price: $14.50

Number of Tranche A Shares: 327,586

Aggregate Tranche A Purchase Price: $4,749,997

Number of Tranche B Shares: 327,586

Aggregate Tranche B Purchase Price: $4,749,997

Tax ID No. 80-0030486

Contact Name: Michael Gibbons, Chief Financial Officer.

Telephone: (212) 826 1100

Fax: (212) 317 4891

Name in which the Shares should be registered (if different):

Relationship between the Purchaser and the person or entity in whose name the Shares should be registered (if different):

     I IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

WLR Recovery Fund III, L.P. By: WLR Recovery Associates III LLC

By:	/s/ Wilbur L. Ross, Jr.

Name: Wilbur L. Ross, Jr. Title: Managing Member

Address: 600 Lexington Avenue, 19th Floor New York, NY 10022

Per Share Purchase Price: $14.50

Number of Tranche A Shares: 3,120,690

Aggregate Tranche A Purchase Price:$45,250,003

Number of Tranche B Shares: 3,120,690

Aggregate Tranche B Purchase Price:$45,250,003

Tax ID No.: 20-3157752

Contact Name: Michael Gibbons, Chief Financial Officer.

Telephone: (212) 826 1100

Fax: (212) 317 4891

Name in which the Shares should be registered (if different):

Relationship between the Purchaser and the person or entity in whose name the Shares should be registered (if different):

Agreed to and Accepted by:

MONTPELIER RE HOLDINGS LTD.

By:	/s/ Kernan V. Oberting

Name: Kernan V. Oberting Title: CFO

EXHIBIT A
OPINIONS OF COUNSEL FOR THE COMPANY
     The opinions of counsel for the Company, to be delivered pursuant to Section 5(b) of the Purchase Agreement shall be substantially to the effect (but may include assumptions and exceptions customary in such opinions) that:
     (A) The Company is duly incorporated and existing under the laws of Bermuda in good standing (meaning solely that it has not failed to make any filing with any Bermuda governmental authority, or to pay any Bermuda government fee or tax, which would make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of Bermuda).
     (B) The Company has the necessary corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement and the Registration Rights Agreement and the necessary corporate power to conduct its business as described in Item 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 (the “Form 10-K”).
     (C) The Company has taken all corporate action required to authorise its execution, delivery and performance of the Purchase Agreement and the Registration Rights Agreement. The Purchase Agreement and the Registration Rights Agreement have been duly executed and delivered by or on behalf of the Company, and constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with the terms thereof.
     (D) Based solely upon a review of the register of members of the Company dated ● , prepared by The Bank of New York, the branch registrar of the Company, the issued share capital of the Company consists of ● common shares par value US 1/6 cent per share, each of which is validly issued, fully paid and non-assessable (which term when used herein means that no further sums are required to be paid by the holders thereof in connection with the issue thereof). When issued and paid for in accordance with the Purchase Agreement, the Shares to be sold by the Company will be validly issued, fully paid and non-assessable and will not be subject to any pre-emptive or similar rights.
     (E) The statements contained in the Form 10-K under the captions on Schedule I, to the extent that they constitute statements of Bermuda law, are accurate in all material respects.
     (F) Assuming the Purchase Agreement and the Registration Rights Agreement have been duly executed and delivered by or on behalf of the Company, the Agreements are enforceable against the Company in accordance with the terms thereof, except that no opinion need be expressed as to the indemnity and contribution provisions thereof.
     (G) Based upon the representations, warranties and agreements of the Company in Section 6(m) of the Purchase Agreement and the Purchasers in Section 7 of the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Shares to the Purchasers under the Purchase Agreement to register the Shares under the Securities Act, it being understood that no opinion is expressed as to any subsequent resale of any Shares.

EXHIBIT B
REGISTRATION RIGHTS AGREEMENT

APPENDIX I
MONTPELIER RE HOLDINGS LTD.
SECURITYHOLDER QUESTIONNAIRE
FOR INTENDED SALE OF COMMON SHARES
PURSUANT TO SHELF REGISTRATION STATEMENT
     The following questionnaire and agreement (the “Questionnaire”) elicits information necessary to prepare a registration statement on Form S-3 (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of certain common shares of Montpelier Re Holdings Ltd. (the “Company”) to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in accordance with the terms of the Purchase Agreement, dated as of May 25, 2006 (the “Purchase Agreement”), between the Company and the undersigned beneficial owner of common shares of the Company purchased pursuant to such agreement (the “Securityholder”). All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Purchase Agreement.
     In order to sell or otherwise dispose of any Shares pursuant to the Shelf Registration Statement, you generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of the Shares and be bound by the provisions of the Purchase Agreement (including certain indemnification provisions, as described below). If you do not complete this Questionnaire and deliver it to the Company as provided below you will not be named as a selling securityholder in the prospectus and therefore will not be permitted to sell any Shares pursuant to the Shelf Registration Statement. Please complete and deliver this Questionnaire to Jonathan B. Kim, General Counsel of Montpelier Re Holdings Ltd., as soon as possible and in any event no later than June 1, 2006.
     Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of the Shares are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.
     The Securityholder, by signing and returning this Questionnaire, understands that it will be bound by the terms and conditions of this Questionnaire and the Purchase Agreement.

     Pursuant to the Purchase Agreement, the undersigned has agreed to indemnify and hold harmless the Company, any of its directors and officers who sign the Shelf Registration Statement, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against certain losses arising in connection with statements concerning the undersigned made in the Company’s Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Questionnaire.
     The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	(a) Full Legal Name of Securityholder:[1]

(b) Except as set forth below in this Item 1(b), the undersigned does not hold any or all of the Shares on behalf of another person or entity.

State any exceptions here:

2.	Address of Securityholder:

Telephone:

Fax:

Contact Person:

3.	Beneficial Ownership:

Immediately after the Closing, there will be no equity securities of the Company of which the undersigned will be the “beneficial owner”[2], except as set forth below in this Item 3. The disclosure indicates the amount of equity securities which the undersigned beneficially owns, which it has a right to acquire within 60 days after the Closing Date, and as to which it has sole voting power, shared voting power, sole investment power or shared investment power.

[1]	If this Questionnaire is being completed by or on behalf of a person other than an individual, the entity on whose behalf the Questionnaire is being completed should be stated.

[2]	Defined in Appendix A.

4.	Except as set forth below in this Item 4, the undersigned wishes that all the Shares held by it be offered for the account of the undersigned in the Registration Statement.

State any exceptions here:

5.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6.	Plan of Distribution:

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Shares pursuant to the Shelf Registration Statement only as follows (if at all): Such Shares may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Shares are sold through underwriters or broker-dealers, the Securityholder will be responsible for underwriting discounts or commissions or agent’s commissions. Such Shares may be sold in one more or transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Shares may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Shares or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Shares in the course of hedging positions they assume. The undersigned may also sell Shares short and deliver Shares to close out short positions, or loan or pledge Shares to broker-dealers that in turn may sell such securities.

State any exceptions here:

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Shares without the prior agreement of the Company.

7.	State below whether the undersigned is a “member”[3] of the National Association of Securities Dealers, Inc. (“NASD”), a “person associated with a member”, a direct or indirect “affiliate” of a “member” or an “underwriter or related person” with respect to the proposed offering.[4] If the undersigned is a general or limited partnership, a “No” reply shall be assumed to confirm that no relationship exists for the undersigned as well as each of its general or limited partners.[5]

Yes No

[3]	Highlighted terms in this Item are defined in Appendix A.

[4]	NASD Rule 2710(b)(6)(A)(iii).

[5]	Item 6 need only be answered if either (i) the Securityholder is an affiliate of the Company, or (ii) the sale of Shares under the Shelf Registration Statement requires clearance from the NASD.

If yes, identify the NASD member and describe the relationship with the NASD member, including in the case of a general or limited partner, the identity of the partner.
     The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of the Shares pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.
     In accordance with the undersigned’s obligation under the Purchase Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective.
     By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.
     IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.
     Dated:

[NAME OF SECURITYHOLDER]

By:

Name:

Title:

APPENDIX A
Definitions of Terms Used
     1. You are the “beneficial owner” of a security if you directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, have or share: (i) voting power which includes the power to vote, or to direct the voting of, such security, or (ii) investment power which includes the power to dispose, or to direct the disposition of, such security. You are deemed the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership. Finally, you are deemed to be the beneficial owner of a security if you have the right to acquire beneficial ownership of such security at any time within sixty days, including but not limited to any right to acquire (a) through the exercise of any option, warrant or right, or (b) through the conversion of a security, or (c) pursuant to the power to revoke a trust, discretionary account, or similar arrangement, or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement. If you have acquired any security or power specified in (a), (b) or (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, then immediately upon such acquisition you are deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.
     All securities of the same class that are beneficially owned by you, regardless of the form which such beneficial ownership takes, must be aggregated in calculating the number of shares beneficially owned by you.
     The above definition is broad and although you may not actually have or share voting or investment power with respect to securities owned by persons in your family or living in your home, you should include such shares in your beneficial ownership disclosure, and then, as appropriate, disclaim beneficial ownership of such securities.
     2. The term “underwriter or related person” includes, with respect to a proposed offering, any underwriter, underwriter’s counsel, financial consultant and advisors, finders, members of the selling or distribution group, any member participating in the proposed offering and any and all other persons associated with or related to and members of the immediate family of any of such persons. NASD Rule 2710(a)(6).
     3. The NASD defines a “member” as being either any broker or dealer admitted to membership in the NASD or any individual, partnership,

corporation or other legal entity admitted to membership in the NASD under the provisions of Articles III and IV of the By-laws. NASD Rule 0120(i).
     4. The NASD defines a “person associated with a member” as being every sole proprietor, general or limited partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD. Thus, “person associated with a member” includes a sole proprietor, general or limited partner, officer, director or branch manager of an organization of any kind (whether a corporation, partnership or other business entity) which itself is a “member” or a “person associated with a member”. In addition, an organization of any kind is a “person associated with a member” if its sole proprietor or any one of its general or limited partners, officers, directors or branch managers is a “member” or “person associated with a member”. (Article I of the NASD By-Laws.)
     5. The NASD defines “affiliate” to include a company which controls, is controlled by or is under common control with a member. A company is presumed to control a member if the company beneficially owns 10 percent or more of the outstanding voting securities of a member which is a corporation, or beneficially owns a partnership interest in 10 percent or more of the distributable profits or losses of a member which is a partnership. A company is presumed to be controlled by a member if the member and persons associated with the member beneficially own 10 percent or more of the outstanding voting securities of a company which is a corporation, or beneficially own a partnership interest in 10 percent or more of the distributable profits or losses of a company which is a partnership. A company is presumed to be under common control with a member if (i) the same natural person or company controls both the member and company by beneficially owning 10 percent or more of the outstanding voting securities of a member or company which is a corporation, or by beneficially owning a partnership interest in 10 percent or more of the distributable profits or losses of a member or company which is a partnership or (ii) a person having the power to direct or cause the direction of the management or policies of the member or the company also has the power to direct or cause the direction of the management or policies of the other entity in question. NASD Rule 2720(b)(1).